SUPPLEMENT

Dated August 17, 2007

To

Prospectus Dated April 30, 2007

FLEXIBLE PREMIUM VARIABLE ANNUITY

Issued by

The Northwestern Mutual Life Insurance Company

And

NML Variable Annuity Account A

This Supplement amends the April 30, 2007 prospectus (the “Contract Prospectus”) for the Flexible Payment Variable Annuity issued through NML Variable Annuity Account A (the “Separate Account”). The terms used in this Supplement have the same meanings as in the Contract Prospectus unless otherwise noted. This Supplement is not valid unless accompanied by the Contract Prospectus. Please read this Supplement, the Contract Prospectus, and the prospectuses for the mutual funds corresponding to the Divisions of the Separate Account carefully before you invest.

This Supplement makes the following addition, as a new paragraph, to the section of the prospectus entitled “Additional Information” on page 23 immediately preceding the paragraph entitled “Legal Proceedings”:

Reinvestment of Redemptions In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a withdrawal charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days of our receipt of the redemption request. Such Purchase Payments and the amount of any withdrawal charge deducted upon redemption will be reinvested at the accumulation unit value next determined after our receipt of the signed request for reinvestment in good order at our Home Office. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your financial representative.